UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020 (May 18, 2020)

PRINCETON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00710	46-3516073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

800 Turnpike Street Suite 300 North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 794-3366

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2020, the Board of Directors (the “Board”) of Princeton Capital Corporation (the “Company”) approved and adopted an amendment to the exclusive forum provision in the Company’s bylaws.

Prior to the amendment, unless the Company consents in writing, the courts of the State of Maryland in the City of Baltimore, are the sole and exclusive forum for (a) any derivative action or proceeding brought on the Company’s behalf, (b) any action asserting a claim of breach of a duty owed by a director, officer, or other employee of the Company to the Company or to the Company’s stockholders, (c) any action asserting a claim pursuant to any provision of the Maryland General Corporation Law (the “MGCL”), or (d) any action asserting a claim governed by the internal affairs doctrine (or as to this subpart (d), if no state court of the State of Maryland has subject matter jurisdiction, the United States District Court for the District of Maryland).

Pursuant to the amendment now approved and adopted, unless the Company consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, to the fullest extent permitted by law, shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The amendment also clarifies and specifies that the Circuit Court for Baltimore City, Maryland is the appropriate forum for the claims described above that are to be brought in State court or, if that court does not have jurisdiction, the United Stated District Court for the District of Maryland, and that all claims that are Internal Corporate Claims (as defined under the MGCL) be brought in such Circuit Court.

The foregoing description of the amendment to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amendment to Bylaws of Princeton Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   May 19, 2020

PRINCETON CAPITAL CORPORATION

By:	/s/ Gregory J. Cannella
Name: Gregory J. Cannella
Title: Chief Financial Officer

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